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                      AIM SPECIAL OPPORTUNITIES FUNDS

                      AIM LARGE CAP OPPORTUNITIES FUND

                      Supplement dated August 4, 2000
                 to the Prospectus dated December 30, 1999
         as revised March 31, 2000 and as supplemented May 10, 2000


This supplement supersedes and replaces in its entirety the supplement dated May 10, 2000.

At a meeting held on August 3, 2000, the Board of Trustees of AIM Special Opportunities Funds, on behalf of AIM Large Cap Opportunities Fund (the fund), voted to close the fund at the earlier of September 29, 2000, or the date on which the fund has assets under management of $750 million.

The Board of Trustees determined that closing the fund to new investors would enable the portfolio managers to more efficiently manage the fund's investment and hedging strategies. For this reason, the fund will be closed at the earlier of September 29, 2000, or the date on which the fund has assets under management of $750 million (the closing date). Existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

The fund will accept properly completed Account Applications postmarked by the close of business on the closing date. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on the closing date. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to the Class A shares. The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of shareholders.